              CAPITAL MARKETS ASSURANCE CORPORATION AND SUBSIDIARY

                        CONSOLIDATED FINANCIAL STATEMENTS

                               September 30, 1997

                                   (Unaudited)




                                    A-II-21

              Capital Markets Assurance Corporation and Subsidiary
                           Consolidated Balance Sheets
                             (Dollars in thousands)



                                     ASSETS

                                                                 September 30, 1997  December 31,1996
                                                                     (Unaudited)
-----------------------------------------------------------------------------------------------------
Investments:
Bonds at fair value (amortized cost $323,043 at September
30, 1997 and $294,861 at December 31, 1996)                            $  328,035             297,893
Short-term investments (at amortized cost which
approximates fair value)                                                   21,119              16,810
-----------------------------------------------------------------------------------------------------
   Total investments                                                      349,154             314,703
-----------------------------------------------------------------------------------------------------
Cash                                                                          999                 371
Accrued investment income                                                   3,998               3,807
Deferred acquisition costs                                                 51,137              45,380
Premiums receivable                                                         7,132               5,141
Prepaid reinsurance                                                        23,348              18,489
Other assets                                                                5,666               6,424
-----------------------------------------------------------------------------------------------------
   Total assets                                                        $  441,434             394,315
=====================================================================================================
                      LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
Unearned premiums                                                      $   76,023              68,262
Reserve for losses and loss adjustment expenses                            15,389              10,985
Ceded reinsurance                                                           5,653               1,738
Accounts payable and other accrued expenses                                14,270               8,019
Current income taxes                                                          626                 679
Deferred income taxes                                                      17,383              15,139
-----------------------------------------------------------------------------------------------------
   Total liabilities                                                      129,344             104,822
-----------------------------------------------------------------------------------------------------
Stockholder's Equity:
Common stock - $1.00 par value per share; 15,000,000 shares are authorized, issued and outstanding at September 30, 1997
and December 31, 1996                                                      15,000              15,000
Additional paid-in capital                                                208,475             208,475
Unrealized appreciation on investments, net of tax                          3,251               1,970
Retained earnings                                                          85,440              64,048

Cumulative translation adjustment, net of tax                                (76)                   -
-----------------------------------------------------------------------------------------------------
   Total stockholder's equity                                             312,090             289,493
-----------------------------------------------------------------------------------------------------
   Total liabilities and stockholder's equity                          $  441,434             394,315
=====================================================================================================

          See accompanying notes to consolidated financial statements.

                                    A-II-22

              Capital Markets Assurance Corporation and Subsidiary
                        Consolidated Statements of Income
                                   (Unaudited)
                             (Dollars in thousands)


                                                Three Months Ended       Nine Months Ended
                                                   September 30            September 30
                                                 1997       1996         1997         1996
Revenues:
Direct premiums written                      $  22,345      17,206      57,525        49,983
Assumed premiums written                           225           8       1,141         1,032
Ceded premiums written                          (7,428)     (4,129)    (18,049)      (11,142)
-----------------------------------------------------------------------------------------------
   Net premiums written                         15,142      13,085      40,617        39,873
Increase in unearned premiums                   (1,663)     (3,042)     (2,903)      (11,014)
-----------------------------------------------------------------------------------------------
   Net premiums earned                          13,479      10,043      37,714        28,859
Net investment income                            4,958       4,307      14,344        12,296
Net realized capital gains (loss)                    -         (57)      2,549           111
Other income                                        51          25         139           104
-----------------------------------------------------------------------------------------------
   Total revenues                               18,488      14,318      54,746        41,370
-----------------------------------------------------------------------------------------------

Expenses:
Losses and loss adjustment expenses              1,528       1,248       4,404         3,432
Underwriting and operating expenses              4,430       3,780      13,309        11,142
Policy acquisition costs                         2,372       2,126       7,425         6,249
-----------------------------------------------------------------------------------------------
   Total expenses                                8,330       7,154      25,138        20,823
-----------------------------------------------------------------------------------------------
   Income before income taxes                   10,158       7,164      29,608        20,547
-----------------------------------------------------------------------------------------------

Income Taxes:
Current income tax                               2,502       1,027       6,652         3,008
Deferred income tax                                172         718       1,564         2,689
-----------------------------------------------------------------------------------------------
   Total income taxes                            2,674       1,745       8,216         5,697
-----------------------------------------------------------------------------------------------

   Net Income                                $   7,484       5,419      21,392        14,850
===============================================================================================

          See accompanying notes to consolidated financial statements.

                                    A-II-23

              Capital Markets Assurance Corporation and Subsidiary
                 Consolidated Statement of Stockholder's Equity
                                   (Unaudited)
                             (Dollars in thousands)


                                                               Nine Months Ended
                                                              September 30, 1997

Common stock:
Balance at beginning of period                                        $  15,000
--------------------------------------------------------------------------------
   Balance at end of period                                              15,000
--------------------------------------------------------------------------------

Additional paid-in capital:
Balance at beginning of period                                          208,475
--------------------------------------------------------------------------------
   Balance at end of period                                             208,475

Unrealized appreciation on investments, net of tax:
Balance at beginning of period                                            1,970
Unrealized appreciation on investments                                    1,281
--------------------------------------------------------------------------------
   Balance at end of period                                               3,251
--------------------------------------------------------------------------------

Retained earnings:
Balance at beginning of period                                           64,048
Net income                                                               21,392
--------------------------------------------------------------------------------
   Balance at end of period                                              85,440
--------------------------------------------------------------------------------

Cumulative translation adjustment, net of tax:
Balance at beginning of period                                                -
Translation adjustment                                                      (76)
--------------------------------------------------------------------------------
   Balance at end of period                                                 (76)
--------------------------------------------------------------------------------

   Total stockholder's equity                                         $ 312,090
================================================================================

          See accompanying notes to consolidated financial statements.

                                    A-II-24

              Capital Markets Assurance Corporation and Subsidiary
                      Consolidated Statements of Cash Flows
                                   (Unaudited)
                             (Dollars in thousands)

                                                    Nine Months Ended    Nine Months Ended
                                                   September 30, 1997   September 30, 1996
-------------------------------------------------------------------------------------------
Cash flows from operating activities:
Net income                                               $   21,392                14,850
-------------------------------------------------------------------------------------------
Adjustments to reconcile net income to net cash provided (used) by operating activities:
   Reserve for losses and loss adjustment expenses            4,404                 3,054
   Unearned premiums, net                                     7,761                15,643
   Deferred acquisition costs                                (5,757)               (7,188)
   Premiums receivable                                       (1,991)                 (528)
   Accrued investment income                                   (191)                 (468)
   Income taxes payable                                       1,511                 2,341
   Net realized capital gains                                (2,549)                 (111)
   Accounts payable and other accrued expenses                6,251                 5,445
   Prepaid reinsurance                                       (4,859)               (4,630)
   Other, net                                                 5,089                  (381)
-------------------------------------------------------------------------------------------
         Total adjustments                                    9,669                13,177
-------------------------------------------------------------------------------------------
    Net cash provided by operating activities                31,061                28,027
-------------------------------------------------------------------------------------------
Cash flows from investing activities:
Purchases of investments                                   (137,369)             (154,308)
Proceeds from sales of investments                           74,768                35,388
Proceeds from maturities of investments                      32,168                91,063
-------------------------------------------------------------------------------------------
   Net cash used in investing activities                    (30,433)              (27,857)
-------------------------------------------------------------------------------------------
Net increase in cash                                            628                   170
Cash balance at beginning of period                             371                   344
-------------------------------------------------------------------------------------------
   Cash balance at end of period                         $      999                   514
===========================================================================================
Supplemental disclosures of cash flow information:
Income taxes paid                                        $    6,550                 3,225
Tax and loss bonds purchased                             $      155                   131
===========================================================================================

          See accompanying notes to consolidated financial statements.

                                    A-II-25

              Capital Markets Assurance Corporation and Subsidiary Notes to Unaudited Consolidated Financial Statements
                               September 30, 1997

1.       Background
         Capital Markets Assurance Corporation ("CapMAC") is a New York-domiciled monoline stock insurance company which engages only in the business of financial guaranty and surety insurance. CapMAC is a wholly owned subsidiary of CapMAC Holdings Inc. ("Holdings"). In early 1997, CapMAC made an investment of 50 million French francs (approximately 10 million U.S. dollars) in CapMAC Assurance, S.A., an insurance subsidiary to be established in Paris, France. CapMAC Assurance, S.A., is licensed to write financial guarantee insurance in the European Union member states.

         CapMAC is licensed in all 50 states in addition to the District of Columbia, the Commonwealth of Puerto Rico and the territory of Guam. CapMAC insures structured asset-backed, corporate, municipal and other financial obligations in the U.S. and international capital markets. CapMAC also provides financial guaranty reinsurance for structured asset-backed, corporate, municipal and other financial obligations written by other major insurance companies.

         CapMAC's claims-paying ability is rated triple-A by Moody's Investors Service, Inc., Standard & Poor's Ratings Services, Duff & Phelps Credit Rating Co., and Nippon Investors Service, Inc., a Japanese rating agency. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.

2.       Basis of Presentation
         CapMAC's consolidated unaudited interim financial statements have been prepared on the basis of generally accepted accounting principles and, in the opinion of management, reflect all adjustments necessary for a fair presentation of the CapMAC's financial condition, results of operations and cash flows for the periods presented. The results of operations for the nine months ended September 30, 1997 may not be indicative of the results that may be expected for the full year ending December 31, 1997. These consolidated financial statements and notes should be read in conjunction with the financial statements and notes included in the audited financial statements of CapMAC as of December 31, 1996 and 1995, and for each of the years in the three-year period ended December 31, 1996.

3.       Reclassifications
         Certain prior period balances have been reclassified to conform to the current period presentation.


                                    A-II-26